UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) August 6, 2003


                               VESTIN GROUP, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                000-24803                 52-2102142
   (State or other jurisdiction     (Commission               (IRS Employer
         of incorporation)         File Number)             Identification No


       2901 El Camino Avenue, Suite 206, Las Vegas, Nevada           89102
            (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code:      (702) 227-0965


                                 Not Applicable
          (Former name or former address, if changed since last report



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Item 5. Other Events and Regulation FD Disclosure


Attached to this report as an exhibit is a press release issued by Vestin Group, Inc., a Delaware corporation (the "Company") on August 7, 2003, announcing the denial of the Company's motion for reconsideration of a judgment against the Company in favor of Desert Land L.L.C.




Exhibit Index

99.1     Press release, dated August 7, 2003, issued by Vestin Group, Inc.




                  [Remainder of Page Left Intentionally Blank.]

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                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VESTIN GROUP, INC.,
                                      a Delaware corporation

Date: August 8, 2003                  By      /s/ Michael V. Shustek
                                              ----------------------
                                              Michael V. Shustek
                                              Chief Executive Officer

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